United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 10, 2003
                                                   ------------------


Commission file number     1-11983



                           FPIC Insurance Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



         Florida                                          59-3359111
--------------------------------------------------------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)




225 Water Street, Suite 1400, Jacksonville, Florida          32202
--------------------------------------------------------------------------------
      (Address of principal executive offices)             (Zip Code)



                                 (904) 354-2482
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                  www.fpic.com
              ----------------------------------------------------
                         (Registrant's Internet Address)

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     (c)      Exhibits

              Exhibit Number        Description of Exhibits
              --------------        -----------------------
              99.1                  FPIC Insurance Group, Inc. Press Release
                                    dated November 10, 2003

              99.2 Confidentiality Agreement dated October 27, 2003 between FPIC Insurance Group, Inc., on the one hand, and Stilwell Value Partners III, L.P., Stilwell Associates, L.P., Stillwell Value, LLC, Joseph Stilwell, and John G. Rich, on the other.


Item 9.  Regulation FD Disclosure.
----------------------------------
The following information, including exhibits, is furnished under Item 9, Regulation FD Disclosure.

John G. Rich was appointed to the Board of Directors of FPIC Insurance Group, Inc. ("FPIC") to serve until the 2004 Annual Meeting of Shareholders, filling a vacancy created by the death of Gaston J. Acosta-Rua, M.D. in May 2003. Mr. Rich, who was originally recommended as a candidate for director by Joseph Stilwell, a shareholder of the Company, will also serve as a member of the Board's Audit Committee. In connection with Mr. Rich's appointment, Mr. Rich, Mr. Stilwell and FPIC entered into the Confidentiality Agreement attached as
Exhibit 99.2 to this Form 8-K.

For more information regarding Mr. Rich's appointment, see FPIC's press release dated November 10, 2003 attached hereto as Exhibit 99.1.

Signature
---------
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FPIC INSURANCE GROUP, INC.


Date:  November 10, 2003                By:  /s/ John R. Byers
                                           -------------------------------------
                                        John R. Byers
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number       Description of Exhibits
--------------       -----------------------

99.1                 FPIC Insurance Group, Inc. Press Release dated November 10,
                     2003

99.2 Confidentiality Agreement dated October 27, 2003 between FPIC Insurance Group, Inc., on the one hand, and Stilwell Value Partners III, L.P., Stilwell Associates, L.P., Stillwell Value, LLC, Joseph Stilwell, and John G. Rich, on the other.






                                       3